Exhibit No. 99-(h)(6)(a)


                                    EXHIBIT A
                   to the Expense Limitation Agreement between
                            GARTMORE MUTUAL FUNDS and
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                      Amended, Effective February 28, 2006

Name of Fund/Class                                                  Expense Limitation for Fund/Class

Gartmore Large Cap Value Fund
(formerly Prestige Large Cap Value Fund
     and Nationwide Large Cap Value Fund)
         Class A                                                                1.15%
         Class B                                                                1.15%
         Class C                                                                1.15%
         Class R                                                                1.15%
         Institutional Service Class                                            1.15%
         Institutional Class                                                    1.15%

Gartmore Small Cap Fund
(formerly Nationwide Small Cap Fund
     and Prestige Small Cap Fund)
         Class A                                                                1.35%
         Class B                                                                1.35%
         Class C                                                                1.35%
         Class R                                                                1.35%
         Institutional Service Class                                            1.35%
         Institutional Class                                                    1.35%

Gartmore Global Technology and Communications Fund
         Class A                                                                1.38%
         Class B                                                                1.38%
         Class C                                                                1.38%
         Class R                                                                1.38%
         Institutional Service Class                                            1.38%
         Institutional Class                                                    1.38%

Gartmore Global Health Sciences Fund
         Class A                                                                1.40%
         Class B                                                                1.40%
         Class C                                                                1.40%
         Class R                                                                1.40%
         Institutional Service Class                                            1.40%
         Institutional Class                                                    1.40%




NorthPointe Small Cap Value Fund
         Institutional Class                                                    1.00%

Gartmore Value Opportunities Fund (formerly Nationwide Value
 Opportunities Fund)
         Class A                                                                1.10%
         Class B                                                                1.10%
         Class C                                                                1.10%
         Class R                                                                1.10%
         Institutional Service Class                                            1.10%
         Institutional Class                                                    1.10%

Gartmore High Yield Bond Fund (formerly Nationwide High Yield Bond Fund)
         Class A                                                                0.85%
         Class B                                                                0.85%
         Class C                                                                0.85%
         Class R                                                                0.85%
         Institutional Service Class                                            0.85%
         Institutional Class                                                    0.85%

Gartmore U.S. Growth Leaders Fund (formerly Gartmore Growth 20 Fund)
         Class A                                                                1.30%
         Class B                                                                1.30%
         Class C                                                                1.30%
         Class R                                                                1.30%
         Institutional Service Class                                            1.30%
         Institutional Class                                                    1.30%

Gartmore Nationwide Leaders Fund
         Class A                                                                1.30%
         Class B                                                                1.30%
         Class C                                                                1.30%
         Class R                                                                1.30%
         Institutional Service Class                                            1.30%
         Institutional Class                                                    1.30%

Gartmore Micro Cap Equity Fund
         Class A                                                                1.65%
         Class B                                                                1.65%
         Class C                                                                1.65%
         Class R                                                                1.65%
         Institutional Service Class                                            1.65%
         Institutional Class                                                    1.65%





Each of the Asset Allocation Funds (Gartmore Investor Destinations Aggressive
Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore
Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately
Conservative Fund, Gartmore Investor Destinations Conservative Fund)

         Class A                                                                4.00%**
         Class B                                                                4.00%**
         Class C                                                                4.00%**
         Service Class                                                          4.00%**

         Class A                                                                0.25%
         Class B                                                                0.25%
         Class C                                                                0.25%
         Class R                                                                0.25%
         Service Class                                                          0.25%
         Institutional Class Shares                                             0.25%


Gartmore S&P 500 Index Fund
 (Formerly Nationwide S&P 500 Index Fund)
         Class A                                                                0.23%
         Class B                                                                0.23%
         Class C                                                                0.23%
         Class R                                                                0.23%
         Local Fund Shares                                                      0.23%
         Service Class                                                          0.23%
         Institutional Service Class                                            0.23%
         Institutional Class                                                    0.23%

Gartmore Small Cap Index Fund
         Class A                                                                0.30%
         Class B                                                                0.30%
         Class C                                                                0.30%
         Class R                                                                0.30%
         Institutional Class                                                    0.30%

         Class A                                                                4.00%**
         Class B                                                                4.00%**
         Class C                                                                4.00%**
         Institutional Class                                                    4.00%**

Gartmore Mid Cap Market Index Fund
 (formerly Nationwide Mid Cap Index Fund)
         Class A                                                                0.32%
         Class B                                                                0.32%
         Class C                                                                0.32%
         Class R                                                                0.32%
         Institutional Class                                                    0.32%



Gartmore International Index Fund
(formerly Nationwide International Index Fund)
         Class A                                                                0.37%
         Class B                                                                0.37%
         Class C                                                                0.37%
         Class R                                                                0.37%
         Institutional Class                                                    0.37%

         Class A                                                                4.00%**
         Class B                                                                4.00%**
         Class C                                                                4.00%**
         Institutional Class                                                    4.00%**

Gartmore Bond Index Fund
(Formerly Nationwide Index Fund)
         Class A                                                                0.32%
         Class B                                                                0.32%
         Class C                                                                0.32%
         Class R                                                                0.32%
         Institutional Class                                                    0.32%

         Class A                                                                4.00%**
         Class B                                                                4.00%**
         Class C                                                                4.00%**
         Institutional Class                                                    4.00%**


Effective until at least February 28, 2007. These expense limitations may be revised to decrease the limitations after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the limitations at any time if mutually agreed upon by the parties.

**Effective until at least March 1, 2011.